U.S. GEOTHERMAL INC. REPORTS SECOND QUARTER 2017 RESULTS AND REAFFIRMS 2017 GUIDANCE

Highlights

•	Nineteenth consecutive quarter of positive Cash Flow from Operations and EBITDA
•	Submitted proposal for San Emidio II to RFP with NV Energy on July 6, 2017
•	Submitted proposal for Geysers to RFO for Renewable Energy Supplies with San Francisco Public Utilities Commission (SFPUC) on July 26, 2017
•	Completed the deepening of three additional wells and planning for flow testing at San Emidio II
•	Commenced engineering for the Neal Hot Springs hybrid cooling system and preparing for water well testing
•	Continued detailed engineering on the WGP Geysers project

BOISE, IDAHO August 10, 2017 – U.S. Geothermal Inc. (the “Company”) (NYSE American: HTM), a leading and profitable renewable energy company focused on the development, production, and sale of electricity from geothermal energy, announced today its financial and operating results for the second quarter of 2017, ended June 30, 2017, reaffirmed guidance for 2017, and highlighted notable achievements in the first six months of 2017. This earnings release should be read in conjunction with US Geothermal’s financial statements, and management’s discussion and analysis (“MD&A”), which are available on the Company’s website at www.usgeothermal.com and have been posted at the U.S. Securities and Exchange Commission website at www.sec.gov.

Summary of Financial Results for the Three	Three Months	Three Months Ended	Six Months	Six Months
Months and Six Months Ended June 30, 2016 and	Ended June 30,	June 30,	Ended June 30,	Ended June 30,
June 30, 2017	2017	2016	2017	2016

(in millions except per share amounts)
Operating Revenue	$6.31	$5.66	$14.75	$14.17
EBITDA	$2.15	$1.94	$6.23	$5.73
Net Income (Loss)	$(0.60)	$(0.39)	$0.53	$0.80
Net Income (Loss) Attributable to US Geothermal	$(0.44)	$(0.49)	$(0.18)	$(0.34)
Per Share	$(0.02)	$(0.03)	$(0.01)	$(0.02)

* Refer to Appendix for further detail on EBITDA, Adjusted EBITDA, and Net Income, As Adjusted.

Operating Revenue for the first six months of 2017 was $14.75 million, compared to $14.17 million in the prior year period. EBITDA for the first six months of 2017 was $6.23 million compared to $5.73 million for the prior year period. Net Income for the first six months of 2017 was $0.53 million, compared to $0.80 million in the first six months of 2016. Net income (loss) attributable to US Geothermal in the first six months of 2017 was $(0.18) million, or $(0.01) per share, compared to $(0.34) million, or $(0.02) per share in the prior year.

Website: www.usgeothermal.com	NYSE MKT: HTM

On a quarterly basis, Operating Revenue for the second quarter of 2017 was $6.31 million, compared to $5.66 million for the prior year period. EBITDA was $2.15 million for the second quarter compared to $1.94 million for the prior year period. Net Income for the second quarter was $(0.60) million, compared to $(0.39) million in the prior year period. Net income (loss) attributable to US Geothermal for the second quarter was $(0.44) million, or $(0.02) per share, compared to $(0.49) million, or $(0.03) per share in the prior year period.

“Our operating power plants continued to perform well during the second quarter,” said Douglas Glaspey, Interim Chief Executive Officer. “We believe the market for baseload renewable energy is gradually improving, as evidenced by our recent RFP proposal submittals to the San Francisco PUC and NV Energy. We remain focused on our goal to grow the company through a combination of new power plant construction, the expansion of existing operations and increased capacity from potential acquisitions.”

2017 GUIDANCE AND OUTLOOK SUMMARY

2017 Full Year Guidance for Existing Operations*:

	2017 Consolidated Guidance	2017 USG Portion Guidance
Total Plant Operating Revenue	$30 - 34 million	$18 - 22 million
Adjusted EBITDA	$15 - 19 million	$9 - 12 million
EBITDA	$14 - 18 million	$8 - 10 million
Net Income, As Adjusted	$4 - 8 million	$1 - 4 million

* Guidance figures represent Current Operating Power Plants only and do not include contribution from expansion projects at Current Operating Power Plants. Refer to Appendix for further detail of EBITDA, Adjusted EBITDA, and Net Income, As Adjusted.

Development Projects Update

•

Successfully intersected high temperature resource in the three additional wells drilled in the Southwest Zone of the resource area at San Emidio II development project. The three newly completed wells extend the proven portion of the Southwest Zone approximately 1,000 feet further south.

•	A July update to the San Emidio reservoir estimate has increased the P90 (90% probability) from 18.7 net megawatts up to 25.9 net megawatts.
•	Filed application for a Large Interconnection Agreement (“LGIA”) with NV Energy on June 26, 2017. The LGIA would provide for the interconnection of 45 megawatts of generation capacity.
•	Continuing bilateral discussions with several potential California based power purchasers for the generation from the WGP Geysers and San Emidio II projects.
•	Submitted a PPA proposal to NV Energy on July 6, 2017, in response to their Request for Proposal for a 25-megawatt PURPA Power Purchase Agreement from the San Emidio II development project.
•	Submitted a PPA proposal to the San Francisco Public Utilities Commission on July 26, 2017, for a renewable energy Request For Offers for 30 megawatts from the WGP Geysers development project.
•	On April 20, 2017, the Company was awarded a $150,000 Small Business Voucher grant to evaluate the installation of an integrated solar topping turbine at the Raft River project.

NOTABLE HIGHLIGHTS AND ACHIEVEMENTS FOR THE SECOND QUARTER OF 2017 INCLUDE

•              Operations:

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

-	High operating availability achieved at each plant during the quarter (excluding planned maintenance hours) as follows: Neal Hot Springs – 91.6%, Raft River – 98.5%, and San Emidio – 97.9%.
-	Generated a fleet wide total of 76,102 megawatt hours for the quarter, as compared to 68,880 megawatt hours in the prior year period.
-	Generation from all facilities totaled 165,714 megawatt hours for the first half of 2017, as compared to 162,667 megawatt hours in the year ago period.

•	Strategic:

-	Appointed Douglas J. Glaspey as Interim Chief Executive Officer, effective July 19, 2017. Mr. Glaspey will also continue to serve as the Company’s President and Chief Operating Officer.
-	Entered into six-month agreement with former Chief Executive Officer, Dennis J. Gilles, to serve as an Executive Advisor to the Company, effective on July 19, 2017.
-	Increased outreach and market visibility.

•	Cash Management:

-	Ended the Second Quarter with $239.9 million in Total Assets, Cash and Cash Equivalents of $13.5 million (Company share of $12.3 million), and Restricted Cash of $28.5 million.

Conference Call

U.S. Geothermal Inc. will host a telephone conference call for investors and analysts on Friday, August 11th, 2017 at 11:00 a.m. ET (8:00 a.m. PT) to discuss the second quarter of 2016 financial results, which were filed after market close on Thursday August 10th, 2017.

The conference call may be accessed by dialing (877) 407-8133 in the United States and Canada and by dialing (201) 689-8040 internationally. A replay of the conference call will be available until August 18, 2017 by dialing (877) 481-4010 in the United States and Canada and by dialing (919) 882-2331 internationally. Please use replay ID: 18941.

A simultaneous webcast of the conference call will be available at the following location: http://www.investorcalendar.com/event/18941. During the webcast, Management will refer to slides that will be posted to its website. The slides and accompanying webcast will be available on the “Upcoming Events” section of the website at the following location: http://www.usgeothermal.com/AllEvents.aspx

About U.S. Geothermal Inc.:

U.S. Geothermal Inc. is a leading and profitable renewable energy company focused on the development, production and sale of electricity from geothermal energy. The Company is currently operating geothermal power projects at Neal Hot Springs, Oregon, San Emidio, Nevada and Raft River, Idaho for a total power generation of approximately 45 MWs. The Company is also developing an additional estimated 115 MWs of projects at: the Geysers, California; a second phase project at San Emidio, Nevada; at Crescent Valley, Nevada; and the El Ceibillo project located near Guatemala City, Guatemala. U.S. Geothermal’s growth goal is to reach over 200 MWs of generation by 2021 through a combination of internal development and strategic acquisitions.

Please visit our Website at: http://www.usgeothermal.com

The information provided in this news release may contain forward-looking statements within the definition of the Safe Harbor provisions of the US Private Securities Litigation Reform Act of 1995. Readers are cautioned to review the risk factors identified by the company in its filings with United States Securities and Exchange Commission. All statements, other than statements of historical fact, included herein, without limitation, statements relating to the staffing of executive positions, development schedules or estimated resources of U.S. Geothermal, are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "estimates", "potential", "possible", and similar expressions, or statements that events, conditions, or results "will", "may", "could", or "should" occur or be achieved. These forward-looking statements may include statements regarding perceived merit of properties; interpretation of the results of well tests; project development; resource megawatt capacity; capital expenditures; timelines; strategic plans; or other statements that are not statements of fact. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from U.S. Geothermal's expectations include the uncertainties involving the availability of financing in the debt and capital markets; uncertainties involved in the interpretation of results of well tests; the need for cooperation of government agencies in the development and operation of properties; the need to obtain permits and governmental approvals; risks of construction; unexpected cost increases, which could include significant increases in estimated capital and operating costs; and other risks and uncertainties disclosed in U.S. Geothermal's Annual Report on Form 10-K for the year ended December 31, 2016 filed with the United States Securities and Exchange Commission and Canadian securities regulatory authorities and in other U.S. Geothermal reports and documents filed with applicable securities regulatory authorities from time to time. Forward-looking statements are based on management’s expectations, beliefs and opinions on the date the statements are made. U.S. Geothermal Inc. assumes no obligation to update forward-looking statements if management’s expectations, beliefs, or opinions, or other factors, should change.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

The NYSE American does not accept responsibility for the adequacy of this release.

FOR ADDITIONAL INFORMATION PLEASE CONTACT:
Scott Anderson – Director of IR and Corporate Communications
U.S. Geothermal Inc.
Tel: 208-424-1027
Fax: 208-424-1030
sanderson@usgeothermal.com

(see appendix below)

APPENDIX

The below table summarizes revenues for 2017 and 2016, and reflects seasonality by quarter of our generation and corresponding revenues.

OPERATING REVENUE BY	Q1	Q2		Q3		Q4
QUARTER:
(in millions)

2017	$8.44	$6.31	$	tbd	$	tbd
2016	$8.50	$5.60	$6.76	$10.58

GROSS PROFIT IMPACTS

Additional year over year financial impacts in 2017 totaled $1.46 million. Impact by item includes:

•	Neal Unit 1 frozen vaporizer tubes resulted in $0.83 million of lost revenue.
•	Addition of Raft River RRG-5 production pump resulted in a $0.08 million gain.
•	Neal Hot Springs incurred a $0.71 property tax liability which resulted from the ending of a 3-year tax holiday.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

RECONCILIATION OF NON-GAAP TERMS:

In addition to these financial results reported in accordance with GAAP, the Company has provided certain non-GAAP financial information to aid investors in better understanding the Company’s performance. For comparability of reporting, management considers this information in conjunction with GAAP amounts in evaluating business performance. These non-GAAP financial measures should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP. The following tables provide a reconciliation of the EBITDA, EBITDA Adjusted, and Net Income Adjusted; presented for both the Consolidated financials as well as Attributable to US Geothermal only (consolidated less minority interest).

EBITDA is calculated as net income before interest, income taxes, depreciation and amortization, and is not a measurement of financial performance or liquidity under generally accepted accounting principles in the United States. EBITDA is presented as a metric commonly used by securities analysts, investors and other interested parties in the evaluation of a company’s ability to service and/or incur debt.

Adjusted EBITDA reflects EBITDA adjusted to exclude discretionary exploration costs, non-cash stock compensation as well as the value assigned to stock options granted, and write-off of discontinued exploration activities and other large non-recurring items.

Net Income, As Adjusted reflects Net Income before Tax and other large non-recurring items and is provided to support year over comparisons. The Company recognized a Deferred Tax Asset starting in 2015, and though tax amounts are now reflected in our Financials as required by GAAP, any current tax obligation is offset by a reduction in the recognized Deferred Tax Asset.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

Consolidated	Three Months	Three Months Ended	Six Months	Six Months
Summary of Financial Results for the Three	Ended June 30,	June 30,	Ended June 30,	Ended June 30,
Months and Six Months Ended June 30, 2016	2017	2016	2017	2016
and June 30, 2017
(in millions)

Net Income (Loss)	$(0.60)	$(0.39)	$0.53	$0.80
Interest	$1.21	$1.04	$2.40	$1.98
Income Tax Expense	$(0.10)	$(0.30)	$0.04	$(0.21)
Depreciation & Amortization	$1.63	$1.58	$3.26	$3.17
EBITDA	$2.15	$1.94	$6.23	$5.73
Exploration costs, Stock based comp.	$0.20	$0.35	$0.55	$0.65
Non-recurring Expenses	$0.00	$0.15	$0.00	$0.90
Adjusted EBITDA	$2.34	$2.44	$6.77	$7.28

Full Year Guidance (Consolidated):	2017
(in millions)

Net Income	$2.6 – 6.6
Income Taxes Expense	$0.9
Interest	$4.6
Depreciation & Amortization	$6.3
EBITDA	$14.4 – 18.4
Exploration costs, Stock based compensation, and Non-recurring expenses	$1.1
Adjusted EBITDA	$15.5 – 19.5

Net Income, As Adjusted (Consolidated):	Three Months	Three Months Ended	Six Months	Six Months
(in millions, except per share amounts)	Ended June 30,	June 30,	Ended June 30,	Ended June 30,
	2017	2016	2017	2016

Net Income (Loss)	$(0.60)	$(0.39)	$0.53	$0.80
Income Tax Expense	$(0.10)	$(0.30)	$0.04	$(0.21)
Non-recurring Expenses	$0.00	$0.15	$0.00	$0.90
Net Income, As Adjusted	$(0.69)	$(0.53)	$0.57	$1.49

Full Year Guidance (Consolidated):
(in millions):
2017

Net Income	$2.6 – 6.6
Income Taxes Expense	$0.9
Non-recurring Expenses	$0.0
Net Income, As Adjusted	$3.5 – 7.5

ATTRIBUTABLE TO US GEOTHERMAL (Consolidated less Minority Interests):

Summary of 2016 Financial Results	Three Months	Three Months	Six Months	Six Months
(Attributable to US Geothermal)	Ended June 30,	Ended June 30,	Ended June 30,	Ended June 30,
(in millions)	2017	2016	2017	2016

Net Income (Loss)	$(0.44)	$(0.49)	$(0.18)	$(0.34)
Interest	$1.04	$0.88	$2.08	$1.65
Income Tax Expense	$(0.10)	$(0.30)	$0.04	$(0.21)
Depreciation & Amortization	$0.82	$0.82	$1.64	$1.63
EBITDA	$1.32	$0.91	$3.58	$2.74
Exploration costs, Stock based comp.	$0.20	$0.35	$0.55	$0.65
Non-recurring Expenses	$0.00	$0.15	$0.00	$0.90
Adjusted EBITDA	$1.52	$1.41	$4.13	$4.28

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

2017
Full Year Guidance (Attributable to US Geothermal):
(in millions)

Net Income	$0.1 – 2.6
Income Taxes Expense	$0.9
Interest	$4.0
Depreciation & Amortization	$3.3
EBITDA	$8.3 – 10.8
Exploration costs, Stock based compensation, and Non-recurring Expenses	$1.1
Adjusted EBITDA	$9.4 – 11.9

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

	Three Months	Three Months	Six Months	Six Months
Net Income, Attributable to US	Ended June 30,	Ended June 30,	Ended June 30,	Ended June 30,
Geothermal, As Adjusted	2017	2016	2017	2016
(in millions, except per share amounts)

Net Income (Loss) Attributable to US Geothermal	$(0.44)	$(0.49)	$(0.18)	$(0.34)
Income Tax Expense	$(0.10)	$(0.30)	$0.04	$(0.21)
Non-recurring Expenses	$0.00	$0.15	$0.00	$0.90
Net Income Attributable to US Geothermal,	$(0.54)	$(0.64)	$(0.14)	$0.35
As Adjusted Per Share, As Adjusted	$(0.03)	$(0.03)	$(0.01)	$0.02

Shares Basic	19.05	18.63	19.00	18.42

Full Year Guidance (Attributable to US Geothermal):
(in millions)
2017

Net Income Attributable to US Geothermal	$0.1 – 2.6
Income Taxes Expense	$0.9
Non-recurring Expenses	$0.0
Net Income Attributable to US Geothermal, As Adjusted	$1.0 – 3.5

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com